                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         MARCH 28, 2005
                                                 -------------------------------

                             AMES TRUE TEMPER, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                  333-118086                   22-2335400

(State or Other Jurisdiction       (Commission                (I.R.S. Employer
   of Organization)                File Number)              Identification No.)

                               465 RAILROAD AVENUE
                          CAMP HILL, PENNSYLVANIA 17011

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (717) 737-1500

                        (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 28, 2005, Ames True Temper, Inc. (the "Company") entered into a three-year, automatically renewable employment agreement (the "Employment
Agreement") with Geoffrey Brownrigg, effective February 28, 2005. Mr. Brownrigg replaces George Reed as Vice President, Marketing. Pursuant to the Employment
Agreement, Mr. Brownrigg will receive a base salary of $185,000 and will be eligible to receive a discretionary bonus. Mr. Brownrigg also will enter into an employee subscription agreement with CHATT Holdings LLC, an indirect parent of the Company, to require an equity interest in CHATT Holdings LLC. If the
Company terminates Mr. Brownrigg's employment without Due Cause or if Mr.
Brownrigg terminates his employment for Good Reason, as such terms are defined in the Employment Agreement, the Company will, subject to certain conditions, be required to pay Mr. Brownrigg severance in an amount equal to his base salary and benefits for six months following termination, payable at regular payroll intervals. The Employment Agreement also requires Mr. Brownrigg to enter into a
Confidentiality, Inventions, Non-Competition and Non-Solicitation Agreement,
which is applicable during the term of Mr. Brownrigg's employment and for two years after the termination of his employment for any reason. A copy of the
Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

         Prior to joining the Company, Mr. Brownrigg held various positions of progressive responsibility with Huffy Corporation, most recently as President &
General Manager of Huffy Service Solutions ("HSS"). Before joining HSS, Mr.
Brownrigg was Vice President, Sales & Marketing for True Temper Hardware ("TTH")
prior to the sale of TTH to US Industries. Prior to joining TTH in 1998, Mr.
Brownrigg was Vice President, Sales & Marketing with The Cambridge Towel
Corporation. Mr. Brownrigg began his career with The Canadian Coleman Company and subsequently was at Black & Decker Canada where he held positions of progressive responsibility in sales management roles in the housewares and power tool groups.

EXHIBIT 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business acquired.
        Not applicable.

(b)     Pro forma financial information. Not applicable

(c)     Exhibits.

         Exhibit No.        Description
         -----------        -----------
         10.1               Employment Agreement with Geoffrey Brownrigg, signed
                            March 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMES TRUE TEMPER, INC.
                                     (Registrant)

Date:  March 28, 2005                By: /s/ Judy Schuchart
                                         ---------------------------------
                                         Judy Schuchart
                                         Vice President, Finance and
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Principal Financial Officer)